MORGAN STANLEY
                                    2003-HE1
                            COMPUTATIONAL MATERIALS
                                  ALL RECORDS


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Aames Mortgage Loan Purpose Non-Full Documentation
2. Accredited Mortgage Loan Purpose Non-Full Documentation
3. Provident Mortgage Loan Purpose Non-Full Documentation
4. New Century Mortgage Loan Purpose Non-Full Documentation



1. AAMES MORTGAGE LOAN PURPOSE NON-FULL DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL                               WEIGHTED
AAMES                                                                              UNPAID        AVERAGE    WEIGHTED    AVERAGE
MORTGAGE LOAN PURPOSE                                                  # OF       PRNCIPAL        LOAN       AVERAGE   COMBINED
NON-FULL DOCUMENTATION                                                 LOANS      BALANCE        BALANCE      FICO        LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 357   55,367,457.05   155,090.92      645       80.02
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                     91   15,269,993.00   167,802.12      607       76.24
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      432   77,695,549.09   179,850.81      601       75.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   880  148,332,999.14   168,560.23      618       77.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          WEIGHTED    WEIGHTED
AAMES                                                                     %           %           %        AVERAGE    AVERAGE
MORTGAGE LOAN PURPOSE                                                  PRIMARY    INVESTOR    SECONDARY     GROSS      GROSS
NON-FULL DOCUMENTATION                                                OCCUPANCY   OCCUPANCY   OCCUPANCY    COUPON      MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                92.50        5.72        1.77       8.347      6.100
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                   91.40        6.50        2.10       8.127      6.315
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                     93.04        5.73        1.22       7.892      6.417
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  92.67        5.81        1.52       8.086      6.268
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        %
AAMES                                                                     %          PLANNED                          %
MORTGAGE LOAN PURPOSE                                                 2-4 FAMILY      UNIT            %          MANUFACTURED
NON-FULL DOCUMENTATION                                                  HOMES      DEVELOPMENTS   CONDOMINIUMS     HOUSING
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                6.96           0.00          6.14            0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                   6.37           0.00          7.24            0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                     7.00           0.00          5.83            0.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  6.92           0.00          6.09            0.04
------------------------------------------------------------------------------------------------------------------------------------


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                                      ---



2. ACCREDITED MORTGAGE LOAN PURPOSE NON-FULL DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL                                  WEIGHTED
ACCREDITED                                                                         UNPAID         AVERAGE      WEIGHTED    AVERAGE
MORTGAGE LOAN PURPOSE                                                  # OF       PRNCIPAL         LOAN        AVERAGE    COMBINED
NON-FULL DOCUMENTATION                                                 LOANS      BALANCE         BALANCE        FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 313    54,255,049.22    173,338.82      674       80.72
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                     46     7,102,587.45    154,404.08      635       78.38
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      324    55,944,351.18    172,667.75      630       76.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   683   117,301,987.85    171,745.22      651       78.71
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          WEIGHTED    WEIGHTED
ACCREDITED                                                                %           %           %        AVERAGE    AVERAGE
MORTGAGE LOAN PURPOSE                                                  PRIMARY    INVESTOR    SECONDARY     GROSS      GROSS
NON-FULL DOCUMENTATION                                                OCCUPANCY   OCCUPANCY   OCCUPANCY    COUPON      MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                95.34        3.69        0.97       7.552      6.257
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                   96.72        3.28        0.00       7.658      6.434
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                     95.45        4.42        0.12       7.709      6.440
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  95.48        4.01        0.51       7.633      6.342
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                     %
ACCREDITED                                                                %       PLANNED                           %
MORTGAGE LOAN PURPOSE                                                 2-4 FAMILY   UNIT           %           MANUFACTURED
NON-FULL DOCUMENTATION                                                  HOMES   DEVELOPMENTS  CONDOMINIUMS       HOUSING
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                8.45       15.56        11.28             0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                   3.67       12.72         4.24             0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                    11.19        8.48         4.69             0.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                  9.47       12.01         7.71             0.25
------------------------------------------------------------------------------------------------------------------------------------

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                                      ---


3. PROVIDENT MORTGAGE LOAN PURPOSE NON-FULL DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL                               WEIGHTED
PROVIDENT                                                                          UNPAID        AVERAGE      WEIGHTED   AVERAGE
MORTGAGE LOAN PURPOSE                                                  # OF       PRINCIPAL       LOAN        AVERAGE   COMBINED
NON-FULL DOCUMENTATION                                                 LOANS      BALANCE        BALANCE       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                  13    2,389,731.01   183,825.46      628       84.82
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                     28    5,051,643.36   180,415.83      650       80.47
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      130   21,801,779.87   167,706.00      641       76.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   171   29,243,154.24   171,012.60      642       77.68
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED    WEIGHTED
PROVIDENT                                                                  %           %           %        AVERAGE     AVERAGE
MORTGAGE LOAN PURPOSE                                                   PRIMARY    INVESTOR    SECONDARY    GROSS       GROSS
NON-FULL DOCUMENTATION                                                 OCCUPANCY   OCCUPANCY   OCCUPANCY    COUPON      MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                100.00        0.00        0.00       8.258      5.925
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                    97.94        2.06        0.00       7.969      4.931
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      97.49        2.51        0.00       8.242      5.227
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   97.78        2.22        0.00       8.196      5.253
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        %
PROVIDENT                                                                  %          PLANNED                         %
MORTGAGE LOAN PURPOSE                                                  2-4 FAMILY      UNIT            %        KANUFACTURED
NON-FULL DOCUMENTATION                                                   HOMES      DEVELOPMENTS  CONDOMINIUMS     HOUSING
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 5.74         41.23         14.72           0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                                    0.83          9.98          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      4.62          6.02          1.72           1.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   4.06          9.58          2.48           1.08
------------------------------------------------------------------------------------------------------------------------------------


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                                      ---


4. NEW CENTURY MORTGAGE LOAN PURPOSE NON-FULL DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL                               WEIGHTED
NEW CENTURY                                                                      UNPAID        AVERAGE    WEIGHTED    AVERAGE
MORTGAGE LOAN PURPOSE                                                  # OF     PRNCIPAL        LOAN       AVERAGE   COMBINED
NON-FULL DOCUMENTATION                                                 LOANS    BALANCE        BALANCE      FICO       LTV
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 2     312,806.12    156,403.06     606       80.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      1     138,481.40    138,481.40     536       75.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   3     451,287.52    150,429.17     584       78.47
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            WEIGHTED   WEIGHTED
NEW CENTURY                                                                %           %           %        AVERAGE    AVERAGE
MORTGAGE LOAN PURPOSE                                                   PRIMARY    INVESTOR    SECONDARY     GROSS      GROSS
NON-FULL DOCUMENTATION                                                 OCCUPANCY   OCCUPANCY   OCCUPANCY     COUPON     MARGIN
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 60.48        0.00       39.52       8.401      6.350
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                     100.00        0.00        0.00       9.625      7.625
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   72.61        0.00       27.39       8.777      6.741
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        %
NEW CENTURY                                                                %         PLANNED                        %
MORTGAGE LOAN PURPOSE                                                  2-4 FAMILY      UNIT            %       MANUFACTURED
NON-FULL DOCUMENTATION                                                   HOMES     DEVELOPMENTS  CONDOMINIUMS    HOUSING
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                 0.00          0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                                      0.00          0.00        100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   0.00          0.00         30.69         0.00
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to
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Information contained in this material is current as of the date appearing on
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

                                 MORGAN STANLEY
                                    2003-HE1
                             COMPUTATIONAL MATERIALS
                               CDADJTYPE EQ 'ARM'


SELECTION CRITERIA: CDADJTYPE EQ 'ARM'
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85



1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % OF
                                                                                                     MORGAGE
                                                                                  AGGREGATE          POOL BY            AVG
                                                                   NUMBER          CUT-OFF          AGGREGATE         MORTGAGE
                                                                     OF             DATE             CUT-OFF           LOAN
                                                                  MORTGAGE        PRINCIPAL         PRINCIPAL        PRINCIPAL
DOCUMENTATION LEVEL                                                 LOANS          BALANCE           BALANCE          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Full                                                                2491        376,619,920.00         62.29         151,192.00
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                                   602        101,006,466.00         16.71         167,785.00
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                                 479         87,469,842.00         14.47         182,609.00
------------------------------------------------------------------------------------------------------------------------------------
Light                                                                100         18,698,428.00          3.09         186,984.00
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                                      81         15,412,382.00          2.55         190,276.00
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                                           30          5,419,954.00          0.90         180,665.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                              3783        604,626,991.00        100.00         159,827.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                                    WEIGHTED
                                                                    AVERAGE        WEIGHTED          WEIGHTED
                                                                     GROSS         AVERAGE           AVERAGE         WEIGHTED
                                                                    INTEREST        GROSS            ORIGINAL        AVERAGE
DOCUMENTATION LEVEL                                                   RATE          MARGIN             LTV          FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full                                                                  8.009          6.216            82.07            592.5
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                                    8.162          6.222            76.98            618.2
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                                  7.619          6.346            79.29            653.6
------------------------------------------------------------------------------------------------------------------------------------
Light                                                                 8.451          6.354            83.21            584.6
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                                      8.318          5.265            80.80            626.6
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                                           7.490          6.213            81.98            620.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                7.995          6.216            80.82            606.5
------------------------------------------------------------------------------------------------------------------------------------


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2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  % OF
                                                                                                 MORGAGE
                                                                             AGGREGATE           POOL BY           AVG
                                                               NUMBER        CUT-OFF            AGGREGATE       MORTGAGE
                                                                 OF            DATE              CUT-OFF          LOAN
                                                              MORTGAGE       PRINCIPAL          PRINCIPAL       PRINCIPAL
CREDIT SCORE                                                   LOANS          BALANCE            BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                                             6            504,440.00           0.08          84,073.00
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                                       15          1,888,789.00           0.31         125,919.00
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                                      249         35,243,268.00           5.83         141,539.00
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                                      375         55,913,776.00           9.25         149,103.00
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                                      423         63,364,900.00          10.48         149,799.00
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                      428         65,953,712.00          10.91         154,097.00
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                      384         62,340,893.00          10.31         162,346.00
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                                      412         67,482,802.00          11.16         163,793.00
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                                      461         79,594,421.00          13.16         172,656.00
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                                      394         65,712,268.00          10.87         166,782.00
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                                      270         43,302,362.00           7.16         160,379.00
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                                      149         26,271,376.00           4.35         176,318.00
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                                       95         15,546,198.00           2.57         163,644.00
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                                       53          9,248,869.00           1.53         174,507.00
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                                       39          6,810,618.00           1.13         174,631.00
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                                       18          3,507,367.00           0.58         194,854.00
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                                        8          1,193,037.00           0.20         149,130.00
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                                                        4            747,895.00           0.12         186,974.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                        3783        604,626,991.00         100.00         159,827.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                              WEIGHTED
                                                              AVERAGE        WEIGHTED      WEIGHTED
                                                               GROSS         AVERAGE       AVERAGE         WEIGHTED
                                                              INTEREST        GROSS        ORIGINAL        AVERAGE
CREDIT SCORE                                                    RATE          MARGIN         LTV          FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                                           10.830          7.776         69.19            0.0
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                                       8.860          6.807         70.39          500.0
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                                       8.646          6.811         74.41          511.7
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                                       8.507          6.756         75.28          530.7
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                                       8.547          6.689         79.11          551.1
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                       8.429          6.480         81.07          570.5
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                                       8.036          6.110         81.10          590.7
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                                       7.828          6.058         82.46          611.1
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                                       7.731          5.913         83.77          631.0
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                                       7.565          5.887         83.45          649.2
-----------------------------------------------------------------------------------------------------------------------------------
661 - 680                                                       7.613          5.921         82.55          670.5
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                                       7.273          5.765         82.12          689.5
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                                       7.388          5.878         81.97          709.8
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                                       7.272          5.951         81.35          729.3
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                                       7.219          5.937         79.58          748.5
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                                       7.398          5.699         80.53          767.3
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                                       7.244          5.455         76.99          789.8
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                                                       7.208          5.649         79.42          806.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          7.995          6.216         80.82          606.5
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 607

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3. RANGE OF ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 % OF
                                                                                                MORGAGE
                                                                              AGGREGATE         POOL BY            AVG
                                                             NUMBER            CUT-OFF         AGGREGATE        MORTGAGE
                                                               OF               DATE            CUT-OFF           LOAN
                                                            MORTGAGE          PRINCIPAL        PRINCIPAL        PRINCIPAL
RANGE OF ORIGINAL LTV RATIOS (%)                             LOANS             BALANCE          BALANCE          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                   1             71,869.00           0.01          71,869.00
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                                   3            169,343.00           0.03          56,448.00
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                                   6            797,380.00           0.13         132,897.00
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                                  14          1,304,629.00           0.22          93,188.00
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                                  19          2,278,835.00           0.38         119,939.00
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                                  40          5,768,857.00           0.95         144,221.00
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                                  28          4,258,931.00           0.70         152,105.00
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                                  54          8,726,088.00           1.44         161,594.00
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                                 106         16,100,771.00           2.66         151,894.00
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                                 218         33,167,937.00           5.49         152,147.00
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                                 366         54,205,399.00           8.97         148,102.00
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                                1530        243,066,891.00          40.20         158,867.00
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                                 450         76,476,035.00          12.65         169,947.00
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                                 606        103,415,099.00          17.10         170,652.00
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                                 236         39,858,390.00           6.59         168,891.00
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                                106         14,960,538.00           2.47         141,137.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                       3783        604,626,991.00         100.00         159,827.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             WEIGHTED
                                                             AVERAGE        WEIGHTED       WEIGHTED
                                                              GROSS         AVERAGE        AVERAGE         WEIGHTED
                                                             INTEREST        GROSS         ORIGINAL        AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)                               RATE          MARGIN          LTV          FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                                 8.520          3.870          23.23           558.0
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                                 9.637          6.486          26.11           565.5
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                                 8.814          6.998          33.19           574.6
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                                 8.779          6.193          37.75           556.6
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                                 8.509          6.410          42.65           572.1
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                                 7.837          5.982          48.36           582.4
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                                 8.235          6.608          52.76           569.4
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                                 7.742          5.942          57.90           594.1
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                                 8.274          6.456          63.12           564.2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                                 8.371          6.472          68.92           567.7
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                                 8.142          6.400          74.05           572.9
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                                 7.797          6.102          79.68           620.6
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                                 7.985          6.288          84.54           599.0
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                                 8.033          6.249          89.59           608.7
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                                 8.322          6.307          94.67           624.3
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                                8.388          5.812          99.60           644.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                        7.995          6.216          80.82           606.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 23.23
Maximum: 100.00
Weighted Average: 80.82

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4. DOCUMENTATION LEVEL - LTV OVER 85

----------------------------------------------------------------------------------------------- ------------------------------------
                                                                                                    % OF
                                                                                                   MORGAGE
                                                                              AGGREGATE            POOL BY          AVG
                                                               NUMBER          CUT-OFF            AGGREGATE       MORTGAGE
                                                                 OF             DATE               CUT-OFF          LOAN
                                                              MORTGAGE        PRINCIPAL           PRINCIPAL       PRINCIPAL
DOCUMENTATION LEVEL - LTV OVER 85                              LOANS           BALANCE             BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Full                                                             801        127,700,720.00          80.70         159,427.00
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                              59         11,447,101.00           7.23         194,019.00
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                                40          8,013,506.00           5.06         200,338.00
------------------------------------------------------------------------------------------------------------------------------------
Light                                                             30          7,534,077.00           4.76         251,136.00
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                                   8          2,026,255.00           1.28         253,282.00
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                                       10          1,512,368.00           0.96         151,237.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                           948        158,234,027.00         100.00         166,914.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              WEIGHTED
                                                              AVERAGE         WEIGHTED      WEIGHTED
                                                               GROSS           AVERAGE       AVERAGE        WEIGHTED
                                                              INTEREST         GROSS        ORIGINAL        AVERAGE
DOCUMENTATION LEVEL - LTV OVER 85                               RATE           MARGIN         LTV          FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full                                                            8.155          6.165         92.25           609.8
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                            7.844          6.586         89.61           657.2
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                              7.961          6.487         89.55           656.3
------------------------------------------------------------------------------------------------------------------------------------
Light                                                           8.627          6.510         90.74           607.0
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                                7.948          5.352         91.35           657.7
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                                     7.830          6.669         89.79           605.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          8.140          6.222         91.81           616.0
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                    2003-HE1
                             COMPUTATIONAL MATERIALS
                                CDADJTYPE EQ 'FR'


SELECTION CRITERIA: CDADJTYPE EQ 'FR'
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85



1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                       MORGAGE
                                                      AGGREGATE        POOL BY        AVG         WEIGHTED     WEIGHTED
                                          NUMBER       CUT-OFF        AGGREGATE     MORTGAGE      AVERAGE      AVERAGE
                                            OF          DATE           CUT-OFF        LOAN         GROSS       COMBINED    WEIGHTED
                                         MORTGAGE     PRINCIPAL       PRINCIPAL     PRINCIPAL     INTEREST     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                       LOANS        BALANCE         BALANCE       BALANCE       RATE          LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full                                       1768     238,011,334.00       77.95     134,622.00       7.641       78.87       619.8
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                          185      30,404,327.00        9.96     164,348.00       7.643       74.66       633.4
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                        157      20,904,681.00        6.85     133,151.00        7.75       75.29       652.5
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                             57       9,170,160.00           3     160,880.00       8.015       72.86       677.8
------------------------------------------------------------------------------------------------------------------------------------
Light                                        35       4,537,015.00        1.49     129,629.00       7.762       74.66       653.5
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                  11       2,306,175.00        0.76     209,652.00       7.669       79.69       641.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     2213     305,333,692.00         100     137,973.00       7.662       77.97       625.8
------------------------------------------------------------------------------------------------------------------------------------



                                       Top



2. CREDIT SCORE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            % OF
                                                                          MORGAGE
                                                           AGGREGATE      POOL BY        AVG        WEIGHTED   WEIGHTED
                                              NUMBER        CUT-OFF      AGGREGATE     MORTGAGE      AVERAGE    AVERAGE
                                                OF            DATE        CUT-OFF        LOAN         GROSS    COMBINED    WEIGHTED
                                             MORTGAGE      PRINCIPAL     PRINCIPAL    PRINCIPAL     INTEREST   ORIGINAL    AVERAGE
CREDIT SCORE                                   LOANS        BALANCE       BALANCE      BALANCE        RATE       LTV      FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                             1         150,157.00       0.05     150,157.00         9.1        80           0
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                                        1          76,335.00       0.03      76,335.00       9.125        75         500
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                       68       7,194,823.00       2.36     105,806.00       8.794     74.11       512.3
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                      128      14,892,466.00       4.88     116,347.00       8.573     73.39       531.5
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                      187      22,176,120.00       7.26     118,589.00       8.348     76.79       550.8
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                      190      25,584,355.00       8.38     134,655.00       8.171     75.52       570.2
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                      222      29,283,032.00       9.59     131,906.00       7.867     78.18       590.6
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                      315      43,237,893.00      14.16     137,263.00       7.753     80.19       610.2
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                      306      42,587,625.00      13.95     139,175.00       7.535     78.71       630.2
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                      278      43,148,303.00      14.13     155,210.00       7.322     79.05       650.4
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                      206      30,425,935.00       9.96     147,699.00       7.174      77.8       669.4
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                      104      14,089,503.00       4.61     135,476.00       7.277     81.08       689.1
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                       75      11,760,023.00       3.85     156,800.00       7.163     75.86       710.4
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                       56       8,726,555.00       2.86     155,831.00       7.126     80.24         731
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                       38       5,736,098.00       1.88     150,950.00         7.1     76.97         750
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                       26       4,688,760.00       1.54     180,337.00       6.589     75.74       769.2
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                       12       1,575,706.00       0.52     131,309.00        6.89     69.56       787.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2213     305,333,692.00        100     137,973.00       7.662     77.97       625.8
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 799
Non-Zero Weighted Average: 626

                                       Top



3. RANGE OF ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % OF
                                                                               MORGAGE
                                                                 AGGREGATE     POOL BY        AVG     WEIGHTED  WEIGHTED
                                                    NUMBER        CUT-OFF     AGGREGATE     MORTGAGE   AVERAGE   AVERAGE
                                                      OF            DATE       CUT-OFF       LOAN       GROSS   COMBINED  WEIGHTED
                                                   MORTGAGE      PRINCIPAL    PRINCIPAL    PRINCIPAL  INTEREST  ORIGINAL   AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)                    LOANS         BALANCE      BALANCE      BALANCE     RATE       LTV    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 10.00                                              1          24,326.00      0.01      24,326.00       8.5      9.62       572
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                         2         104,705.00      0.03      52,352.00     7.978      13.8     671.3
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                         5         234,229.00      0.08      46,846.00     8.263      19.1     631.2
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                         6         563,729.00      0.18      93,955.00     7.314     22.21     619.9
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                         5         226,114.00      0.07      45,223.00     7.847     28.86       676
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                        11       1,005,940.00      0.33      91,449.00     7.896     32.95     596.5
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                        22       2,046,610.00      0.67      93,028.00     7.316     38.17     625.1
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                        35       3,290,294.00      1.08      94,008.00     7.268     42.29     638.5
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                        42       3,967,198.00       1.3      94,457.00     7.432     48.17     620.7
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                        60       8,310,389.00      2.72     138,506.00     7.276        53     619.4
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                        79      10,817,097.00      3.54     136,925.00     7.106     57.76     636.5
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                       100      13,632,607.00      4.46     136,326.00      7.26     62.92     623.5
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                       172      22,949,036.00      7.52     133,425.00     7.467     68.36     620.5
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                       273      38,607,458.00     12.64     141,419.00     7.604     73.73       614
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                       592      80,381,814.00     26.33     135,780.00     7.647     79.37     625.4
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                       278      38,844,461.00     12.72     139,728.00     7.776     84.11     620.3
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                       338      52,085,998.00     17.06     154,101.00     7.838     89.35     626.5
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                       136      20,611,040.00      6.75     151,552.00     7.959     94.24     653.2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                       56       7,630,645.00       2.5     136,262.00     8.372     99.43     649.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2213     305,333,692.00       100     137,973.00     7.662     77.97     625.8
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 9.62
Maximum: 100.00
Weighted Average: 77.97

                                       Top



4. DOCUMENTATION LEVEL - LTV OVER 85

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % OF
                                                                              MORGAGE
                                                                 AGGREGATE     POOL BY      AVG       WEIGHTED  WEIGHTED
                                                      NUMBER     CUT-OFF      AGGREGATE   MORTGAGE     AVERAGE   AVERAGE
                                                        OF         DATE        CUT-OFF     LOAN        GROSS    COMBINED  WEIGHTED
                                                     MORTGAGE    PRINCIPAL    PRINCIPAL  PRINCIPAL    INTEREST  ORIGINAL   AVERAGE
DOCUMENTATION LEVEL - LTV OVER 85                     LOANS       BALANCE      BALANCE    BALANCE       RATE       LTV   FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full                                                   470     70,824,626.00     88.17   150,691.00     7.899     91.72     631.6
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                    24      3,245,058.00      4.04   135,211.00     8.206     90.32     653.6
------------------------------------------------------------------------------------------------------------------------------------
No Income Verifier                                      17      2,994,435.00      3.73   176,143.00     7.841     89.54     659.9
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                                         9      1,934,851.00      2.41   214,983.00     8.165     92.07     709.1
------------------------------------------------------------------------------------------------------------------------------------
Alternative                                              5        684,728.00      0.85   136,946.00     8.059     88.83     628.5
------------------------------------------------------------------------------------------------------------------------------------
Light                                                    5        643,985.00       0.8   128,797.00     8.289     91.23     648.1
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 530     80,327,683.00       100   151,562.00      7.92     91.56     635.5
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.